                                                                  EXHIBIT 10.W.2

                             AMENDMENT NO. 5 TO THE
                             SUPPLEMENT NO. 1 TO THE
                               EL PASO CORPORATION
                           EMPLOYEE SEVERANCE PAY PLAN

         Exhibit A of Supplement No. 1 to the El Paso Corporation Employee Severance Pay Plan effective as of January 1, 2003, as amended (the "Supplement No. 1"), is hereby amended, as attached, to remove certain individuals who are no longer eligible to be covered by Supplement No. 1 and add an Eligible Employee who shall be deemed to be a participant covered by Supplement No. 1 effective as of February 2, 2004.

         IN WITNESS WHEREOF, the Company has caused this amendment to be duly executed on the 2nd day of February, 2004.



                                                  EL PASO CORPORATION


                                                  By: /s/ SUSAN B. ORTENSTONE
                                                      -------------------------
                                                      Susan B. Ortenstone
                                                      Senior Vice President,
                                                      Human Resources

Attest:

/s/ DAVID L. SIDDALL
----------------------------
    Corporate Secretary



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                                    Exhibit A
              Eligible Employees Covered by Supplement No. 1 to the
                     El Paso Corporation Severance Pay Plan
                            (as of February 2, 2004)





Robert W. Baker
Jeffery I. Beason
Douglas L. Foshee
Robert G. Phillips
D. Dwight Scott
John W. Somerhalder II
Lisa A. Stewart


Acknowledged and Accepted effective the 2nd day of February, 2004.


By:      /s/ SUSAN B. ORTENSTONE
         -----------------------
         Susan B. Ortenstone
         Senior Vice President,
         Human Resources